                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   FORM 8-K/A

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
                               NOVEMBER 20, 1997
                     --------------------------------------

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                          U.S. OFFICE PRODUCTS COMPANY
                     --------------------------------------

              (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                     --------------------------------------

                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                                    0-25372
                     --------------------------------------

                             (COMMISSION FILE NO.)

                                   52-1906050
                     --------------------------------------

                    (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

   1025 THOMAS JEFFERSON STREET, N.W., SUITE 600 EAST, WASHINGTON, D.C. 20007
                     --------------------------------------

              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (202) 339-6700

                     --------------------------------------

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5--OTHER EVENTS

INTRODUCTION

    U.S. Office Products Company ("USOP" or the "Company") has prepared this Current Report on Form 8-K/A to file updated financial information with respect to Mail Boxes Etc. ("MBE"), which the Company acquired in November 1997. Financial information with respect to MBE was originally incorporated by reference by filings on Form 8-K filed by the Company on April 26, 1997 and July 21, 1997. The Information filed today includes (i) unaudited interim financial data for the six months ended October 31, 1997; and (ii) pro forma financial information as of October 25, 1997, for the six months ended October 25, 1997 and for the fiscal year ended April 26, 1997, which have not previously been filed or incorporated by reference.

ITEM 7--FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements. See Index to Financial Statements at page F-1 for a list of financial statements included herein.

(c) Exhibits

    23.1 Consent of Ernst & Young LLP, Independent auditors

                         INDEX TO FINANCIAL STATEMENTS

                                                                                                               PAGE
                                                                                                             ---------

Financial Statements:

  Introduction to Pro Forma Financial Information..........................................................        F-2

  Pro Forma Combined Balance Sheet as of October 25, 1997 (unaudited)......................................        F-3

  Pro Forma Combined Statement of Income for the six months ended October 25, 1997 (unaudited).............        F-4

  Pro Forma Combined Statement of Income for the fiscal year ended April 25, 1997 (unaudited)..............        F-5

  Notes to Pro Forma Combined Financial Statements (unaudited).............................................        F-6

  Report of Ernst & Young LLP, Independent Auditors........................................................        F-7

  Consolidated Balance Sheets as of April 30, 1997 and 1996................................................        F-8

  Consolidated Statements of Income for the fiscal years ended April 30, 1997, 1996 and 1995...............       F-10

  Consolidated Statement of Stockholders' Equity for the fiscal years ended April 30, 1997, 1996 and
    1995...................................................................................................       F-11

  Consolidated Statements of Cash Flows for fiscal years ended April 30, 1997, 1996 and 1995...............       F-12

  Notes to Consolidated Financial Statements...............................................................       F-14

  Condensed Consolidated Balance Sheet as of October 31, 1997 (unaudited)..................................       F-24

  Condensed Consolidated Statements of Operations for three months and six months ended October 31, 1997
    and October 31, 1996 (unaudited).......................................................................       F-25

  Condensed Consolidated Statements of Cash Flows for the six months ended October 31, 1997 and October 31,
    1996 (unaudited).......................................................................................       F-26

  Notes to Condensed Consolidated Financial Statements (unaudited).........................................       F-27

                          U.S. OFFICE PRODUCTS COMPANY

                    PRO FORMA COMBINED FINANCIAL STATEMENTS

                                  (UNAUDITED)

    The unaudited pro forma financial statements give effect to the acquisition of Mail Boxes Etc. ("MBE") on November 20, 1997. The pro forma combined balance sheet gives effect to the acquisition of MBE as if the acquisition had been completed as of October 25, 1997. The pro forma combined statements of income give effect to the acquisition of MBE as if the acquisition had been completed on April 27, 1996.

    The pro forma combined statement of income for the year ended April 26, 1997 includes the audited financial information of the Company for the year ended April 26, 1997 and the audited financial information of MBE for the year ended April 30, 1997.

    The pro forma combined statement of income for the six months ended October 25, 1997 includes the unaudited financial information of the Company for the six months ended October 25, 1997 and the unaudited financial information of MBE for the six months ended October 31, 1997.

    The pro forma adjustments are based upon preliminary estimates, available information and certain assumptions that management deems appropriate. The unaudited pro forma combined financial data presented herein does not purport to represent the results that the Company would have obtained had the transactions which are the subject of pro forma adjustments occurred at the beginning of the period, as assumed, or the future results of the Company. The pro forma combined financial statements should be read in conjunction with the Company's and MBE's audited consolidated financial statements.

                          U.S. OFFICE PRODUCTS COMPANY

                        PRO FORMA COMBINED BALANCE SHEET

                                OCTOBER 25, 1997

                                 (IN THOUSANDS)
                                  (UNAUDITED)

                                                          U.S. OFFICE
                                                            PRODUCTS    MAIL BOXES    PRO FORMA    PRO FORMA
                                                            COMPANY        ETC.      ADJUSTMENTS    COMBINED
                                                          ------------  -----------  -----------  ------------
ASSETS
Current assets:
  Cash and cash equivalents.............................  $     43,300   $  34,336    $           $     77,636
  Accounts receivable, net..............................       311,682       7,806                     319,488
  Inventory, net........................................       240,986         533                     241,519
  Prepaid and other current assets......................        85,778      15,907                     101,685
                                                          ------------  -----------  -----------  ------------
    Total current assets................................       681,746      58,582                     740,328
Property and equipment, net.............................       211,721       6,686                     218,407
Intangible assets, net..................................       647,939         268      255,064(a)      903,271
Other assets............................................       108,793      26,628                     135,421
Net assets of discontinued operations:
  Amounts to become receivable upon the Distributions...       107,442                                 107,442
  All other net assets..................................       331,325                                 331,325
                                                          ------------  -----------  -----------  ------------
    Total assets........................................  $  2,088,966   $  92,164    $ 255,064   $  2,436,194
                                                          ------------  -----------  -----------  ------------
                                                          ------------  -----------  -----------  ------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Short term debt.......................................  $    285,060   $     274    $           $    285,334
  Accounts payable......................................       161,614       1,952                     163,566
  Accrued compensation..................................        36,119       4,849                      40,968
  Other accrued liabilities.............................        76,657       5,956                      82,613
                                                          ------------  -----------  -----------  ------------
    Total current liabilities...........................       559,450      13,031                     572,481
Long-term debt..........................................       381,427       2,448                     383,875
Deferred income taxes...................................         4,600                                   4,600
Other long-term liabilities and minority interests......         7,369                                   7,369
                                                          ------------  -----------  -----------  ------------
    Total liabilities...................................       952,846      15,479                     968,325

Stockholders' equity:
  Common stock..........................................           116                       15(a)          131
  Paid-in capital.......................................     1,052,661                  331,734(a)    1,384,395
  Cumulative translation adjustment.....................       (78,068)                                (78,068)
  Retained earnings.....................................       161,411                                 161,411
  Equity of purchased companies.........................                    76,685      (76,685)(a)
                                                          ------------  -----------  -----------  ------------
    Total stockholders' equity..........................     1,136,120      76,685      255,064      1,467,869
                                                          ------------  -----------  -----------  ------------
    Total liabilities and stockholders' equity..........  $  2,088,966   $  92,164    $ 255,064   $  2,436,194
                                                          ------------  -----------  -----------  ------------
                                                          ------------  -----------  -----------  ------------

       See accompanying notes to pro forma combined financial statements.

                          U.S. OFFICE PRODUCTS COMPANY

                     PRO FORMA COMBINED STATEMENT OF INCOME

                       FOR THE YEAR ENDED APRIL 26, 1997

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                  (UNAUDITED)

                                                          U.S. OFFICE
                                                            PRODUCTS    MAIL BOXES,   PRO FORMA    PRO FORMA
                                                            COMPANY        ETC.      ADJUSTMENTS    COMBINED
                                                          ------------  -----------  -----------  ------------
Revenues................................................  $  2,115,954   $  67,837    $           $  2,183,791
Cost of revenues........................................     1,518,287      34,431                   1,552,718
                                                          ------------  -----------  -----------  ------------
    Gross profit........................................       597,667      33,406                     631,073
Selling, general and administrative expenses............       488,215      16,544                     504,759
Amortization expense....................................        12,416                    6,377(b)       18,793
Non-recurring acquisition costs.........................         8,001                                   8,001
Restructuring costs.....................................         4,201                                   4,201
Litigation settlement...................................                     5,000                       5,000
                                                          ------------  -----------  -----------  ------------
    Operating income....................................        84,834      11,862       (6,377)        90,319
Other (income) expense:
  Interest expense......................................        36,047                                  36,047
  Interest income.......................................        (6,857)       (963)                     (7,820)
  Other.................................................        (4,233)                                 (4,233)
                                                          ------------  -----------  -----------  ------------
Income from continuing operations before provision for
  income taxes and extraordinary items..................        59,877      12,825       (6,377)        66,325
Provision for income taxes..............................        27,939       4,834                      32,773
                                                          ------------  -----------  -----------  ------------
Income from continuing operations before extraordinary
  items.................................................  $     31,938   $   7,991    $  (6,377)  $     33,552
                                                          ------------  -----------  -----------  ------------
                                                          ------------  -----------  -----------  ------------

Weighted average shares outstanding:....................        91,761      11,780                     107,189(c)
Income per share from continuting operations:...........  $       0.35   $    0.68                $       0.31

       See accompanying notes to pro forma combined financial statements.

                                MAIL BOXES ETC.

                          CONSOLIDATED BALANCE SHEETS

                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                                                               FISCAL YEARS ENDED
                                                                                                                   APRIL 30,
                                                                                                              --------------------
                                                                                                                1997       1996
                                                                                                              ---------  ---------
                                                              ASSETS
Current Assets:
  Cash and cash equivalents.................................................................................  $   3,992  $   1,416
  Restricted cash--franchisee deposits......................................................................      1,613      2,073
  Short-term investments....................................................................................     27,342     21,825
  Accounts receivable, net of allowance for doubtful accounts of $1,334 and $1,507, at April 30, 1997 and
    1996, respectively......................................................................................      6,547      6,799
  Receivable from National Media Fund.......................................................................        250        770
  Inventories...............................................................................................        447        544
  Current portion of notes receivable.......................................................................      6,048      6,756
  Current portion of net investment in sales-type leases....................................................      2,322      2,414
  Deferred income taxes.....................................................................................      1,272      1,846
  Re-acquired area and center rights held for resale........................................................        629        638
  Other.....................................................................................................      1,394      1,063
                                                                                                              ---------  ---------
      Total current assets..................................................................................     51,856     46,144
  Notes receivable, net.....................................................................................     12,977     10,831
  Net investment in sales-type leases.......................................................................      6,067      7,518
  Property and equipment:
    Land....................................................................................................      1,200      1,200
    Building and improvements...............................................................................      5,076      4,201
    Office furniture and equipment..........................................................................      4,307      4,018
    Vehicles................................................................................................        209        209
                                                                                                              ---------  ---------
      Total property and equipment..........................................................................     10,792      9,628
    Less accumulated depreciation and amortization..........................................................      4,831      4,247
                                                                                                              ---------  ---------
    Net property and equipment..............................................................................      5,961      5,381
  Excess of cost over assets acquired, net of accumulated amortization of $607 and $549 at April 30, 1997
    and 1996, respectively..................................................................................        383        441
  Re-acquired area rights, net of accumulated amortization of $511 and $240 at April 30, 1997 and 1996,
    respectively............................................................................................      6,443      3,240
  Deferred income taxes.....................................................................................      1,249      1,307
  Other assets..............................................................................................        739        904
                                                                                                              ---------  ---------
      Total Assets..........................................................................................  $  85,675  $  75,766
                                                                                                              ---------  ---------
                                                                                                              ---------  ---------

                                               LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Accounts payable..........................................................................................  $   1,363  $   2,096
  Franchisee deposits.......................................................................................      2,097      2,619
  Royalties, referrals and commissions payable..............................................................      1,760      2,515
  Accrued employee expenses and related taxes...............................................................      2,390      1,963
  Other accrued expenses....................................................................................      1,550      2,012
  Income taxes payable......................................................................................        769        838
  Current maturities of long term debt......................................................................        692        958
                                                                                                              ---------  ---------
      Total current liabilities.............................................................................     10,621     13,001
Long-term debt, net of current maturities...................................................................      3,916      1,402
Commitments and contingencies...............................................................................     --         --
Shareholders' equity:
  Preferred stock, no par value, 10,000,000 shares authorized, with none issued and outstanding.............     --         --
  Common stock, no par value, 40,000,000 shares authorized, with 11,300,273 and 11,139,698 shares issued and
    outstanding at April 30, 1997 and 1996, respectively....................................................     16,728     14,944
  Retained earnings.........................................................................................     54,410     46,419
                                                                                                              ---------  ---------
      Total shareholders' equity............................................................................     71,138     61,363
                                                                                                              ---------  ---------
      Total liabilities and shareholders' equity............................................................  $  85,675  $  75,766
                                                                                                              ---------  ---------
                                                                                                              ---------  ---------

                            See accompanying notes.

                                MAIL BOXES ETC.

                       CONSOLIDATED STATEMENTS OF INCOME

                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                    FISCAL YEARS ENDED APRIL 30,
                                                                                   -------------------------------
                                                                                     1997       1996       1995
                                                                                   ---------  ---------  ---------
Revenues:
  Royalty and marketing fees.....................................................  $  35,254  $  30,947  $  24,673
  Franchise fees.................................................................      9,915      8,557      8,670
  Sales of supplies and equipment................................................     12,775     10,839     10,020
  Interest income on leases and other............................................      8,687      6,975      5,424
  Company centers................................................................      1,206      1,789      1,564
                                                                                   ---------  ---------  ---------
    Total Revenues...............................................................     67,837     59,107     50,351
Cost and expenses:
  Franchise operations...........................................................     18,463     14,881     12,506
  Franchise development..........................................................      6,383      5,883      5,090
  Cost of supplies and equipment sold............................................      9,585      8,465      7,915
  Marketing......................................................................      6,219      4,068      4,630
  General and administrative.....................................................      9,060     10,293      7,878
  Company centers................................................................      1,265      1,842      1,598
  Litigation settlement expenses.................................................      5,000     --         --
                                                                                   ---------  ---------  ---------
    Total cost and expenses......................................................     55,975     45,432     39,617
                                                                                   ---------  ---------  ---------
Operating income.................................................................     11,862     13,675     10,734
Interest on investments and other................................................        963        674        447
Income before provision for income taxes.........................................     12,825     14,349     11,181
Provision for income taxes.......................................................      4,834      5,620      4,411
                                                                                   ---------  ---------  ---------
    Net income...................................................................  $   7,991  $   8,729  $   6,770
                                                                                   ---------  ---------  ---------
                                                                                   ---------  ---------  ---------
Net income per common share......................................................  $    0.68  $    0.77  $    0.60
                                                                                   ---------  ---------  ---------
                                                                                   ---------  ---------  ---------
Weighted average common and common equivalent shares outstanding.................     11,780     11,403     11,357
                                                                                   ---------  ---------  ---------
                                                                                   ---------  ---------  ---------

                            See accompanying notes.

                                MAIL BOXES ETC.

                      CONDENSED CONSOLIDATED BALANCE SHEET

                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                                                      OCTOBER 31,
                                                                                                          1997
                                                                                                      ------------
                                                                                                      (UNAUDITED)
                                                      ASSETS
CURRENT ASSETS:
  Cash and cash equivalents.........................................................................   $    1,059
  Restricted cash--franchisee deposits..............................................................        1,923
  Short-term investments............................................................................       31,354
  Accounts receivable, net..........................................................................        7,806
  Receivable from National Media Fund...............................................................       --
  Inventories.......................................................................................          533
  Current portion of notes receivable...............................................................        8,998
  Current portion of net investment in sales-type leases............................................        3,388
  Deferred income taxes.............................................................................        1,272
  Re-acquired area and center rights held for resale................................................          612
  Other.............................................................................................        1,637
                                                                                                      ------------
    TOTAL CURRENT ASSETS............................................................................       58,582

  Notes receivable, net.............................................................................       18,131
  Net investment in sales-type leases...............................................................        5,133
  Property and equipment, net.......................................................................        6,686
  Excess of cost over assets acquired, net..........................................................          268
  Re-acquired area rights...........................................................................        1,157
  Deferred income taxes.............................................................................        1,249
  Other assets......................................................................................          958
                                                                                                      ------------
    TOTAL ASSETS....................................................................................   $   92,164
                                                                                                      ------------
                                                                                                      ------------
                                       LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable..................................................................................   $    1,952
  Franchisee deposits...............................................................................        2,395
  Royalties, referrals and commissions payable......................................................        2,760
  Accrued employee expenses and related taxes.......................................................        2,089
  Other accrued expenses............................................................................        2,038
  Income taxes payable..............................................................................        1,523
  Current maturities of debt and notes payable......................................................          274
                                                                                                      ------------
    TOTAL CURRENT LIABILITIES.......................................................................       13,031

Long-term debt, net of current maturities...........................................................        2,448
SHAREHOLDERS' EQUITY:
  Preferred stock, no par value, 10,000,000 shares authorized, with none issued and outstanding.....       --
  Common stock, no par value, 40,000,000 shares authorized, with 11,422,091 shares issued
    outstanding at October 31, 1997.................................................................       18,340
  Retained earnings.................................................................................       58,345
                                                                                                      ------------
    TOTAL SHAREHOLDERS' EQUITY......................................................................       76,685
                                                                                                      ------------
      TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY....................................................   $   92,164
                                                                                                      ------------
                                                                                                      ------------

                            See accompanying notes.

                                MAIL BOXES ETC.

                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                                                         THREE MONTHS ENDED     SIX MONTHS ENDED
                                                                        --------------------  --------------------
                                                                        10/31/97   10/31/96   10/31/97   10/31/96
                                                                        ---------  ---------  ---------  ---------
REVENUE:
    Royalty and marketing fees........................................  $   8,466  $   7,985  $  17,161  $  15,586
    Franchise fees....................................................      3,802      2,736      6,144      4,531
    Sales of supplies and equipment...................................      3,537      3,899      6,049      6,929
    Interest income on leases and other...............................      2,537      2,163      4,413      4,151
    Company centers...................................................        204        264        458        630
                                                                        ---------  ---------  ---------  ---------
        TOTAL REVENUES................................................     18,546     17,047     34,225     31,827

COST AND EXPENSES:
    Franchise operations..............................................      4,515      4,328      8,598      8,488
    Franchise development.............................................      1,840      1,742      3,316      2,954
    Cost of supplies and equipment sold...............................      2,552      2,912      4,396      5,189
    Marketing.........................................................      1,773      1,713      3,048      3,061
    General and administrative........................................      3,251      2,099      5,591      4,341
    Company centers...................................................        197        284        459        680
    Litigation settlement expenses....................................     --          5,000     --          5,000
    Non recurring charges.............................................     --         --          2,510     --
                                                                        ---------  ---------  ---------  ---------
        TOTAL COST AND EXPENSES.......................................     14,128     18,078     27,918     29,713

Operating Income (loss)...............................................      4,418     (1,031)     6,307      2,114
Interest on investments and other.....................................        309        220        631        476
                                                                        ---------  ---------  ---------  ---------
Income (loss) before provision (benefit) for income taxes.............      4,727       (811)     6,938      2,590
Provision for income taxes............................................      1,881       (341)     3,003        990
                                                                        ---------  ---------  ---------  ---------
        NET INCOME (LOSS).............................................  $   2,846  $    (470) $   3,935  $   1,600
                                                                        ---------  ---------  ---------  ---------
                                                                        ---------  ---------  ---------  ---------

NET INCOME (LOSS) PER COMMON SHARE:...................................  $     .24  $    (.04) $     .33  $     .14
                                                                        ---------  ---------  ---------  ---------
                                                                        ---------  ---------  ---------  ---------
Weighted average common and common equivalent shares outstanding......     12,101     11,198     12,088     11,774
                                                                        ---------  ---------  ---------  ---------

                            See accompanying notes.

                                MAIL BOXES ETC.

                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

                                 (IN THOUSANDS)

                                  (UNAUDITED)

                                                                                                 SIX MONTHS ENDED
                                                                                                   OCTOBER 31,
                                                                                               --------------------
                                                                                                 1997       1996
                                                                                               ---------  ---------
OPERATING ACTIVITIES:
  Net income.................................................................................  $   3,935  $   1,600
  Adjustments to reconcile net income to net cash provided from operating activities:
    Depreciation and amortization............................................................        556        523
    Gain on sale of re-acquired area rights..................................................     (2,644)      (339)
    Gain on sale of equipment under sales-type lease agreements..............................       (166)      (241)
  Changes in assets and liabilities:
    Restricted cash..........................................................................       (310)        80
    Accounts and notes receivable............................................................     (1,792)       461
    Receivable from National Media Fund......................................................        250        770
    Assets leased to franchisees and inventories.............................................       (675)    (1,032)
    Re-acquired area and center rights (held for resale).....................................       (143)       (86)
    Other current assets.....................................................................       (243)    (1,447)
    Other assets.............................................................................       (127)      (191)
    Accounts payable.........................................................................        589        288
    Franchisee deposits......................................................................        298         89
    Royalties, referrals and commissions payable.............................................      1,000        (26)
    Accrued employee expenses and related taxes..............................................       (301)      (929)
    Other accrued expenses...................................................................        488      4,806
    Income taxes payable.....................................................................        754       (838)
                                                                                               ---------  ---------
      Net cash flows provided from operating activities......................................      1,469      3,488
INVESTING ACTIVITIES:
    Net change in short-term investments.....................................................     (4,012)    (2.840)
    Additions to property and equipment......................................................     (1,106)      (215)
    Principal payments received on sales-type leases.........................................        624      1,777
                                                                                               ---------  ---------
      Net cash flows (used in) investment activities.........................................     (4,494)    (1,278)
FINANCING ACTIVITIES:
    Borrowings under revolving loan..........................................................     --            930
    Repayments under revolving loan..........................................................       (250)    (1,700)
    Repayments on notes payable..............................................................     (1,270)      (136)
    Repurchase of common stock...............................................................       (112)      (283)
    Proceeds from the issuance of common stock...............................................      1,724        945
                                                                                               ---------  ---------
      Net cash flows provided from (used in) financing activities............................         92       (244)
INCREASE IN CASH AND CASH EQUIVALENTS........................................................     (2,933)     1,966
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD.............................................      3,992      1,416
                                                                                               ---------  ---------
CASH AND CASH EQUIVALENTS AT END OF PERIOD...................................................  $   1,059  $   3,382
                                                                                               ---------  ---------
                                                                                               ---------  ---------
SUPPLEMENTAL DISCLOSURE FOR CASH FLOW INFORMATION:
    Cash paid during the period for income taxes.............................................  $   2,240  $   3,270
    Interest.................................................................................        164         85
SUPPLEMENTAL SCHEDULE WITH NON-CASH INVESTMENT AND FINANCING ACTIVITIES:
    Equipment sold under sales-type agreements...............................................  $     755  $   1,048
    Additions to debt for acquisition of Area rights.........................................        597      1,780

                            See accompanying notes.

                                MAIL BOXES ETC.

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                  (UNAUDITED)

ITEM 1. BASIS OF PRESENTATION:

NOTE 1. PRESENTATION

    The condensed consolidated balance sheet as of October 31, 1997, the condensed consolidated statements of operations for the three-month periods and six-month periods ended October 31, 1997 and 1996, and the condensed consolidated statements of cash flows for the six-month periods then ended have been prepared by the Company without audit. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations, and cash flows have been made.

    Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. In addition, certain Risk Factors may also impact future financial reports. It is suggested that the condensed consolidated financial statements contained in this report be read in conjunction with the financial statements and notes thereto included in the 1997 Annual Report on Form 10-K, as well as the Risk Factors discussed in the Form 10-K Report. The results of operations for the quarter ended October 31, 1997 are not necessarily indicative of the operating results for the full year.

NOTE 2. SUBSEQUENT EVENT

    During November 1997, Mail Boxes Etc. was acquired by U.S. Office Products. U.S. Office Products issued approximately 15.4 million shares of its common stock in exchange for all the outstanding shares of Mail Boxes Etc., representing an exchange ratio of 1.349 shares of U.S. Office Products common stock for each share of Mail Boxes Etc. common stock.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                U.S. OFFICE PRODUCTS COMPANY

                                By:  /s/ DONALD H. PLATT
                                     -----------------------------------------
                                     Donald H. Platt
Dated: April 7, 1998                 CHIEF FINANCIAL OFFICER

                                 EXHIBIT INDEX

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
23.1       Consent of Ernst & Young LLP, Independent auditors
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